License agreements	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
License Agreement Disclosure [Text Block]
6.	License agreements

The Company entered into a research and exclusive license agreement with Yissum Research Development Company of the Hebrew University in Jerusalem Ltd. (“Yissum”), for the use, development and commercialization of TAT-MTS-Protein for protein replacement in mitochondrial diseases. The consideration to Yissum was composed of a tiered low single digit royalty on net sales and a sublicense fee that will not exceed twenty (20) percent of the sublicense consideration, however, if the sublicense arises from the sales of a product, the sublicense fee shall not be less than a low single digit percent of the gross sales of such product. On September 30, 2016, the Company terminated the license agreement with Yissum and surrendered all rights and titles to the licensed product and related data.

The Company entered into an exclusive license agreement with Ramot at Tel Aviv University Ltd. (“Ramot”) for the use, development and commercialization of a read-through platform. The consideration to Ramot was composed of a tiered low single digit royalty on net sales and a sublicense fee that in the single digit percent range of payments or other consideration that the Company receives in connection with a sublicense. On November 29, 2016, the Company executed a mutual termination agreement with Ramot pursuant to which it surrendered all rights and titles to the platform and related data. In addition, pursuant to the mutual termination agreement and under certain conditions the Company may be entitled to future royalty payments.